Federated High Yield Trust

Supplement to Prospectus and Statement of Additional Information dated April 30, 2009

In the Prospectus, please replace the section entitled “Fee When You Redeem or Exchange”
under “What Do Shares Cost?” in its entirety with the following:

“FEE WHEN YOU REDEEM OR EXCHANGE

For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the Prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this  redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund’s goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan recordkeepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. In addition, Shares redeemed pursuant to a systematic (non-investor directed) rebalancing or asset allocation program that has been approved in writing by Federated, including Shares redeemed as a result of elimination of the Fund as an investment option under such a program, will not be subject to the redemption/ exchange fee. Such asset allocation or rebalancing transactions must be made: for the purpose of implementing a model program at the direction of an investment professional, and on behalf of all participants in the model program; and may not be made at the direction of individual participants in the program. However, Shares held in such a program that are redeemed for other reasons (for example, as a result of the voluntary liquidation of the account of a participant in such a program) will be subject to the redemption/exchange fee. The redemption/exchange fee also does not apply to purchases and sales of Fund Shares by other Federated funds, as discussed under “Frequent Trading Policies.” Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee.  For more discussion regarding the redemption/exchange fee, please see the Fund’s SAI.”

In the Statement of Additional Information, please add the following to the end of the non-fundamental investment limitation section:

“Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.”

October 26, 2009

Cusip 314197104
41341  (10/09)